                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                    -----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 28, 2002
                    -----------------------------------------

                              HANOVER DIRECT, INC.
                    -----------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                     1-12082
                            ------------------------
                            (COMMISSION FILE NUMBER)

                DELAWARE                                  13-0853260
   -----------------------------------           -----------------------------
      (STATE OR OTHER JURISDICTION                     (I.R.S. EMPLOYER
            OF INCORPORATION)                       IDENTIFICATION NUMBER)

             115 RIVER ROAD
          EDGEWATER, NEW JERSEY                              07020
   -----------------------------------                  --------------
          (ADDRESS OF PRINCIPAL                           (ZIP CODE)
           EXECUTIVE OFFICES)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 863-7300
                                                     -----------


--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 9.  REGULATION FD DISCLOSURE.

On March 28, 2002, Hanover Direct, Inc. (the "Company") issued a press release announcing operating results for the fiscal year ended December 29, 2001. A copy of such press release is furnished under this Form 8-K pursuant to Regulation FD.

EXHIBITS

Exhibit 20.1 Press Release dated March 28, 2002, announcing operating results for the fiscal year ended December 29, 2001.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               HANOVER DIRECT, INC.
                               ---------------------------------------
                                            (Registrant)

March 29, 2002                 By:   /s/ Edward M. Lambert
                               ---------------------------------------
                               Name:  Edward M. Lambert
                               Title: Executive Vice President and
                                      Chief Financial Officer